Bancshares of Florida, Inc.

Investor Presentation

May 18, 2005

NASDAQ: BOFL

BANCSHARES OF FLORIDA, INC.

Table of Contents

Title	Slide	Title	Slide
Front Cover	1	Deposit Mix and Funding	17
Index	2	Delivering Results	18
Disclosure	3	Profitability – Consolidated	19
Mission Statement	4	Net Expansion Costs	20
Target Client Demographics	5	BOFTC – Portfolio Key Statistics	21
Serving The Right Markets	6	BOFTC - Client Base	22
Company Management	7	Growth in Trust Assets Under Advice	23
Company Profile	8	Growth in Top-Line Revenue	24
Shareholder Profile	9	Quarterly Net Interest Margin	25
Organizational Structure	10	Quarterly Efficiency Ratio	26
Centralized Strengths of Holding Company	11	Net Income Trend	27
Stacking Up Against The Competition	12	Reaching Profitability in Second Half 2005	28
Exceptional Growth	13	Stock Performance versus Indices	29
Growth In Assets	14	Valuation Comparison – Florida Peers	30
Growth In Loans	15	Valuation Comparison – Selected Peers	31
Loan Mix and Asset Quality	16	Becoming A Billion Dollar Company	32
		Q & A	33

NASDAQ: BOFL

BANCSHARES OF FLORIDA, INC.

Disclosure

This presentation includes numerous estimates and assumptions. Actual results will vary from the information presented herein and such results may be negative and adverse. This information is presented for discussion purposes only.

Mission Statement

To be the "Bank of Choice" for businesses, professionals and individuals with a desire for relationship-driven financial solutions.

- Targeting the fastest growing markets in South Florida
- Independent community banks with local Boards of Directors
- Full-service commercial banking delivered in a private banking environment with limited branching
- Primary focus is lending on commercial real estate properties in the $1 million to $10 million size range
- State-of-the-art products and services, especially cash management
- Integrated wealth management strategy through Bank of Florida Trust Company
- Motivated staff of experienced banking professionals
- Goal to be $1 billion in assets within three to five years, excluding acquisitions

Target Client Demographics

- Business owners
- Entrepreneurs
- Executives
- Professionals (doctors, attorneys, accountants)
- Professional associations
- Businesses
- Wealthy families and individuals
- Foundations and estates

Serving The Right Markets

Market	Total Market Deposits
Southwest Florida	$16.5 billion
Fort Lauderdale	$30.5 billion
Tampa Bay	$33.5 billion
Palm Beach County	$30.9 billion
Miami-Dade County *(Deposits in Area Served)*	$31.2 billion



Bank of Florida markets hold nearly 50% of Florida's total deposits

Company Management

	Years with BOFL	Years Banking Experience	Prior Affiliations
Michael L. McMullan President and Chief Executive Officer	6	28	Nations Bank/Bank of America
Martin P. Mahan Chief Operating Officer and EVP	3	28	Barnett Bank, Huntington Bancshares
David G. Wallace Chief Financial Officer and EVP	2	35	Community Bank System, Inc., Maryland National Bank
Craig D. Sherman Chief Lending Officer and EVP	6	22	SouthTrust Bank, NationsBank /Bank of America
Daniel W. Taylor Director, Operations and Technology and EVP	1	35	eIBB (Data Imaging), TIB Bank of the Keys, First Florida Banks
John S. Chaperon EVP Credit Administration	3	34	Gateway American Bank, Union Bank of Florida

NASDAQ: BOFL

BANCSHARES OF FLORIDA, INC.

Company Profile

	Opened	As of March 31, 2005 Balances in 000s	
Assets			
Bank of Florida, Southwest (Naples)	August 1999	$ 250,000	
Bank of Florida, Fort Lauderdale*	July 2002	$ 168,000	
Bank of Florida, Tampa Bay	November 2004	$ 44,000	
Parent Company and Other	September 1998	($ 20,000)	
Consolidated			$ 442,000
Loans			$ 361,000
Deposits			$ 390,000
Assets Under Advice Bank of Florida Trust Company	August 2000		$ 200,000
Shareholders' Equity			$ 42,000
Market Value (BOFL @ $16.00 per share)			$ 77,400
* In-Market Expansion (Assets):			
Bank of Florida, Fort Lauderdale			
Bank of Florida in Palm Beach	October 2004	$ 14,000	
Coral Ridge Branch	November 2004	$ 22,000	

NASDAQ: BOFL

BANCSHARES OF FLORIDA, INC.

Shareholder Profile

As of May 12, 2005 or most recent data available, including restricted stock issuance
In 000s, except number of shareholders and share price

	Number of Shares	Dollars (000s)	% Shares Outstanding	# of Shareholders
Number of Shares Outstanding	5,751	$90,583		1,757
Institutional Shares Held Per 13F Filings (incl. one 5%+ holder)	1,586	$24,979	27.6%	15
Insider Shares Held (no 5%+ holders) *	897	$14,129	14.9%	16
Common Stock Issuance History				
August 1999 ($10 per share)	1,145	$11,451		
July 2002 ($10 per share)	912	$9,120		
February 2003 (IPO @ $10 per share)	1,000	$10,000		
July 2004 (Secondary @ $12.50 per share)	1,725	$21,563		
April 2005 (PIPE @ $15.00 per share)	915	$13,725		
Total Shares and Gross Proceeds	5,697	$65,859		
Preferred Stock Outstanding (Accredited Investors, March 2004)	37	$3,682		30
*Includes shares which insiders have the right to acquire within 60 days of 4.18.05 through the exercise of stock options, in the amount of	252			
BOFL Price at 5.12.05		$15.75		

NASDAQ: BOFL

BANCSHARES OF FLORIDA, INC.

Organizational Structure

BANCSHARES OF FLORIDA, INC.

Management

Michael L. McMullan-CEO and President

Martin P. Mahan-COO

David G. Wallace-CFO

BANK OF FLORIDA
Your Hospitality Bank

Southwest (Naples)

John B. James- CEO/President

BANK OF FLORIDA
Your Hospitality Bank

Fort Lauderdale

R. Mark Manitz –CEO/President

BANK OF FLORIDA
Your Hospitality Bank

Tampa Bay

Roy N. Hellwege- CEO/President

BANK OF FLORIDA
Your Hospitality Bank

In Palm Beach County

Charles K. Cross, Jr.- President

BANK OF FLORIDA TRUST COMPANY
Investment Consulting and Wealth Management

Management

Julie W. Husler- CEO/President

BANK OF FLORIDA MORTGAGE COMPANY
To Be Established in 2005

Management

R. Mark Manitz – CEO/President

BANCSHARES OF FLORIDA, INC.

NASDAQ: BOFL

Centralized Strengths of Holding Company

Leveraging Our Strengths



Naples
Fort Lauderdale
Tampa Bay
Palm Beach County
Board of Directors
Executive Management Team
Marketing
Credit
Finance
Mortgage
Trust
Compliance
Loan Operations
HR
Deposit Operations
Investor Relations

NASDAQ: BOFL

BANCSHARES OF FLORIDA, INC.

Stacking Up Against the Competition

Bancshares of Florida and its affiliates reach the most underserved and the most profitable segment of banking customers

The Competition

- **Big Banks:**
  - Internal focus
  - Merger Mania
  - Commoditized delivery
- **Small Banks:**
  - Limited lending capacity
  - Limited capital
  - Limited product delivery

Bancshares of Florida

- **Separate charters allow:**
  - Local boards of directors
  - Client access to bank executives
  - Local decision making
  - Customized products
  - High-touch delivery
  - Access to capital to fuel growth
  - Expanded lending capabilities
  - Quick turnaround times
  - Community involvement

Exceptional Growth

2004's Growth Over 2 Times Faster Than Peers

	BOFL	FL Banks with assets of $200M to $500M
Growth Rate (12.31.03 -12.31.04)		
Assets	89%	38%
Loans	63%	38%
Deposits	87%	36%

BOFL assets have grown at a 5-year CAGR of 72%, over 4 times the 16% average for its Florida bank peer group.

NASDAQ: BOFL

BANCSHARES OF FLORIDA, INC.

Growth in Assets



$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
CAGR of 71%
$77,000
$145,000
$223,000
$421,000
$442,000
2001
2002
2003
2004
1Q 2005

$ in 000s
CAGR to 12.31.04 (4 years)

NASDAQ: BOFL

BANCSHARES OF FLORIDA, INC.

Growth in Loans



$500,000
$400,000
$300,000
$200,000
$100,000
$0
CAGR of 77%
$68,000
$106,000
$200,000
$326,000
$361,000
2001
2002
2003
2004
1Q 2005

$ in 000s
CAGR to 12.31.04 (4 years)

NASDAQ: BOFL

BANCSHARES OF FLORIDA, INC.

Loan Mix and Asset Quality

Loan Mix	Outstandings as of March 31, 2005 (000s)		Percent	
Commercial Real Estate	$120,000		41%	
Commercial and Industrial	95,000		33%	
Construction / Land	73,000		26%	
Total Commercial		$288,000		80%
Residential Mortgage		29,000		8%
Home Equity/Consumer LOC		30,000		8%
Consumer Installment and Other		14,000		4%
Total Loans		$361,000		100%

Asset Quality	Nonperforming Loans/Outstandings	Net Charge-Offs / Avg. Loans
Bancshares of Florida, Inc. (12.31.04)	0.18%	0.01%
Nationwide Peer Group	0.59%	0.16%
Bancshares of Florida, Inc. (3.31.05)	0.13%	0%

NASDAQ: BOFL

BANCSHARES OF FLORIDA, INC.

Deposit Mix and Funding Sources

Deposit Mix	Average Outstandings 1Q'05 000s	Percent Mix 1Q'05	Percent Mix 1Q'04
Noninterest-Bearing Checking	$ 65,849	17%	15%
NOW and Money Market	144,124	37%	41%
Savings	5,416	1%	0%
Certificates of Deposit – Local	116,005	30%	25%
Certificates of Deposit – National	54,733	14%	19%
Total Deposits	$386,127	100%	100%

Funding Mix	Outstanding at 3.31.05	Available at 3.31.05
Federal Home Loan Bank*	$7,000	$66,830
Correspondent Banks	0	23,300
Bank Subsidiary Subordinated Debt (Tier II)	2,000	10,933
Total Other Funding Sources	$9,000	$101,063

*Secured by identifiable collateral

NASDAQ: BOFL

BANCSHARES OF FLORIDA, INC.

Delivering Results

- Bank of Florida, Southwest (Naples) has reported seven consecutive quarters of profitability
- Bank of Florida Trust Company reached profitability in first quarter 2004, two years ahead of original projections
- Bank of Florida, Fort Lauderdale is again profitable, absorbing all Palm Beach County expansion costs after only one quarter of operations
- Bank of Florida, Tampa Bay (opened 11.5.04) now has more than $33 million in loans outstanding and over $16 million in loan commitments
- Bank of Florida Mortgage Company is now being established to serve the residential mortgage needs of our clients across our four primary markets

Profitability – Consolidated

	1Q '05	4Q '04	$ Change	% Change
Consolidated Net Income				
Reported	$(375)	$(993)	$618	62%
Less: Net Expansion Costs	$(747)	$(949)	$202	21%
Net Income from Primary Subsidiaries	$ 372	$ (44)	$416	1,045%
Consolidated Net Income Per Share*				
Reported	$(0.09)	$(0.22)	$0.13	58%
Less: Net Expansion Costs	$(0.15)	$(0.20)	$0.05	25%
Net Income from Primary Subsidiaries	$ 0.06	$(0.02)	$ 0.08	500%

*Includes impact of preferred stock dividend of $0.02 per quarter
$ in 000s, except per share

NASDAQ: BOFL

BANCSHARES OF FLORIDA, INC.

Profitability – Consolidated (continued)

Net Expansion Costs:	1Q '05	4Q '04	$ Change	% Change
Tampa Bay (TB) Net Loss	$(408)	$(512)	$(104)	(20%)
Palm Beach (PB) Net Loss	$(313)	$(308)	$ 5	2%
TB/PB Warrants and Options	$ 16	$119	$(103)	(87%)
TB Intangible Amortization	$ 10	$ 10	----	----
Total Net Expansion Costs	$(747)	$(949)	$(202)	(21%)

$ in 000s

NASDAQ: BOFL

BANCSHARES OF FLORIDA, INC.

Bank of Florida Trust Company

Portfolio Key Statistics

Assets Under Advice	**$200 million**
Number of Relationships	**85 Total** **Naples – 66** **Fort Lauderdale – 18** **Tampa – 1** **400+ individual accounts**
Average Relationship	**$2.35 million**
Director / Officer Accounts	**24 = $57.4 million**

As of 3.31.05

NASDAQ: BOFL

BANCSHARES OF FLORIDA, INC.

Bank of Florida Trust Company



Client Base
Retirees
22%
Professionals
42%
Foundations
7%
Officers /
Directors
29%

As of 3.31.05

NASDAQ: BOFL

BANCSHARES OF FLORIDA, INC.

Growth In Trust Assets Under Advice



$240,000
$200,000
$160,000
$120,000
$80,000
$40,000
$0
CAGR of 206%
$23,000
$58,000
$131,000
$202,000
$200,000
2001
2002
2003
2004
1Q 2005

$ in 000s
CAGR to 12.31.04 (3 years)

NASDAQ: BOFL

BANCSHARES OF FLORIDA, INC.

Growth In Top-Line Revenue



CAGR of 73%
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$2,687
$488
$4,254
$808
$6,913
$1,335
$11,981
$2,176
$2,416
$441
$4,318
$698
2001
2002
2003
2004
1Q 2004
1Q 2005
Net Interest Income
Noninterest Income
(excl. Securities Transactions)

$ in 000s
CAGR to 12.31.04
(4 years)

NASDAQ: BOFL

BANCSHARES OF FLORIDA, INC.

Quarterly Net Interest Margin


6%
5%
4%
3%
2%
1%
0%
5.31%
5.22%
5.43%
5.74%
5.98%
3.43%
3.36%
3.36%
3.45%
3.61%
2.04%
2.00%
2.12%
2.18%
2.29%
1Q 2004
2Q 2004
3Q 2004
4Q 2004
1Q 2005
Yield on loans
Cost of interest-bearing liabilities

NASDAQ: BOFL

BANCSHARES OF FLORIDA, INC.

Quarterly Efficiency Ratio



120%
100%
80%
60%
40%
20%
0%
107%
103%
96%
115%
102%
1Q 2004
2Q 2004*
3Q 2004*
4Q 2004
1Q 2005

*Excludes pre-opening expansion expenses and Horizon transaction write-off

Palm Beach and Tampa Bay Open

NASDAQ: BOFL

BANCSHARES OF FLORIDA, INC.

Net Income Trend



2002
2003
2004
3Q 2004*
4Q 2004
1Q 2005
$500
$0
-$500
-$1,000
-$1,500
-$2,000
$(2,640)
$(2,709)
$(2,880)
$(126)
$(418)
$(544)
$(44)
$(949)
$(993)
$372
$(747)
$(375)
Existing Subsidiaries
Net Expansion Expense

* Excludes Horizon transaction write-off of $312

$ in 000s

BANCSHARES OF FLORIDA, INC.

NASDAQ: BOFL

Reaching Profitability in Second Half 2005

	Actual 3.31.05	12.31.05 Estimate Low Range	High Range	Comments
Earning Assets	$416,000	$12M growth per month	$14M growth per month	Earning asset growth averaged $41.4M per quarter for last five quarters or $13.8M per month
Loans/Earning Assets	84%			Avg. ratio for first quarter 2005
Loans	$361,000	$431,000	$446,000	Assumes avg. monthly growth of $7.8M to $9.4M per month; avg. growth per month for last 15 months has been $10.7M

	Actual 1Q'05	4Q'05 Estimate Low Range	High Range	Comments
Net Interest Margin	3.61%	3.60%	3.70%	Assumes continued upward adjustment to reflect impact of 6% prime rate effective 5.3.05; 53% of loans currently adjust immediately to prime rate change; cost of funds lags increases in overall financial market rates
Noninterest Income	$698	$800	$900	Reflects continued focus on expanding sources from sale of cash mgmt. products, mortgage and trust fees
Noninterest Expense	$4,397	$4,575	$4,617	Reflects expense control of 4% - 5% to include selected adds-to-staff to support business growth during 2005
Loan Loss Provision / Average Loans	0.35%	0.49%	0.49%	Based on 2004 avg.; 1Q'05 reflects allowance in excess of current need at Ft. Lauderdale bank, thus no need to add to allowance at that affiliate; assumes growing into allowance during remainder of year, with return to more normal company-wide loan loss provision

NASDAQ: BOFL

$ in 000s

BANCSHARES OF FLORIDA, INC.

Stock Performance versus Indices

Since our first IPO in the February 2003,
BOFL has exceeded the major Bank Stock Indices
and the S&P 500 Index



60%
50%
40%
30%
20%
10%
0%
% increase
33%
31%
35%
58%
SNL Southeast Bank Index
Nasdaq Bank Stock Index
S&P 500 Index
BOFL

As of 5.12.05 BOFL: $15.75
As of 2.10.03 BOFL: $10.00

BANCSHARES OF FLORIDA, INC.

NASDAQ: BOFL

Valuation Comparison-Florida Peer Group

	BOFL Proforma $13 mil. offering (net) 915,000 shares	FL Banks with assets of $200-$500M	 $500M- $1B	 >$1B
Number of banks		(6)	(3)	(2)
Market Value	$91M	$67M	$157M	$428M
Per Share	$15.75	$17.63	$36.41	$29.26
to EPS	NM	33x	26x	21x
to Book	178%	194%	255%	246%
to Tang. Book	182%	199%	280%	304%
Assets	$455M	$307M	$933M	$2,040M
ROA	(0.35)%	0.86%	0.90%	1.02%
ROE	(3.87)%	8.62%	8.76%	11.82%
LTM Growth				
Assets	57%	27%	27%	22%
Loans	51%	37%	31%	29%
Deposits	54%	27%	27%	24%
Total Price Return				
3 Year	58% (2 yr)	189%	124%	52%
1 Year	13%	18%	51%	4%

Peer and BOFL financial data as of 3.31.05
Peer valuation as of 4.29.05
BOFL valuation as of 5.12.05

NASDAQ: BOFL

BANCSHARES OF FLORIDA, INC.

Valuation Comparison-Selected Florida Peers



Price to Book Value
Highly Valued Florida Peers
400%
300%
200%
100%
0%
Price/Book
237%
333%
266%
303%
178%
Vision Bancshares $410M
First National Bancshares $318M
Centerstate $790M
Commercial Bancshares $933M
BOFL $455M Proforma $13 million Net New Equity

Pricing as of 4.29.05
Assets as of 3.31.05

NASDAQ: BOFL

BANCSHARES OF FLORIDA, INC.

Becoming A $1 Billion Asset Company

Based on historical trends, industry benchmarks, and present Florida Peer Group valuations.

Assumptions

	Asset Growth Rate	Target Capital/ Assets	Target ROA
12.31.05	28%	9.9%	-
12.31.06	30%	10.0%	0.50%
12.31.07	30%	9.5%	0.75%
12.31.08	30%	9.0%	1.00%

Capital Impact*

	Ending Assets	Net New Capital Required	Assume All Common at Price of
12.31.05	$540	-	-
12.31.06	$702	$13	$16.50
12.31.07	$913	$10	$18.00
12.31.08	$1,187	$10	$20.00

Earnings

	Net Income	Earnings Per Share	Book Value Per Share
12.31.05	-	-	$9.00
12.31.06	$3.1	$0.49	$10.30
12.31.07	$6.1	$0.85	$11.70
12.31.08	$10.5	$1.36	$13.40

Stock Price at Alternative Price/Book Ratios

	2.0x	2.5x	3.0x
12.31.05	$18.00	$22.50	$27.00
12.31.06	$20.50	$25.50	$31.00
12.31.07	$23.50	$29.00	$35.00
12.31.08	$27.00	$33.50	$40.00

*** Capital Assumption: Excludes potential use of trust preferred financing at holding company level and additional subordinated debt at bank level.**

$ in 000s except per share

NASDAQ: BOFL

BANCSHARES OF FLORIDA, INC.

Bancshares of Florida, Inc.

Q &A